UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3011	36-2443580
(Commission File Number)	(I.R.S. Employer Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on March 19, 2016, The Valspar Corporation (“Valspar” or the “Company”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with The Sherwin-Williams Company (“Sherwin-Williams”) and Viking Merger Sub Inc., a wholly owned subsidiary of Sherwin-Williams (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”).

On June 1, 2017 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, the Merger was completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly owned subsidiary of Sherwin-Williams.

Item 1.02.	Termination of a Material Definitive Agreement.

On June 1, 2017, in connection with the Merger, the Company terminated that certain Amended and Restated Credit Agreement, dated as of December 16, 2013 (the “Credit Agreement”), by and among the Company, the subsidiary borrowers referred to therein, Wells Fargo Bank, National Association, as administrative agent and an issuing bank and lender, Bank of America, N.A., as syndication agent and an issuing bank and lender and the lenders party thereto. There were no amounts outstanding under the Credit Agreement at the time of termination.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, at the Effective Time on the Closing Date, Sherwin-Williams completed its previously announced acquisition of the Company. As a result of the Merger, the Company became a wholly owned subsidiary of Sherwin-Williams. At the Effective Time, each outstanding share of common stock of Valspar, par value $0.50 per share (“Common Stock”) (other than Common Stock held in treasury by Valspar, owned by a wholly owned subsidiary of Valspar or owned by Sherwin-Williams or any of its wholly owned subsidiaries) was automatically converted into the right to receive $113.00 in cash (the “Merger Consideration”).

Also as previously disclosed, on April 11, 2017, the Company entered into that certain Asset Purchase Agreement (as amended, the “Purchase Agreement”) with Axalta Coating Systems Ltd. (“Axalta”) and, solely with respect to certain provisions, Sherwin-Williams, providing for the purchase by Axalta of certain assets of the Company’s North America Industrial Wood Coatings business for $420 million, subject to certain customary adjustments (the “Divestiture”). On May 31, 2017, Axalta, Valspar and Sherwin-Williams entered into an amendment to the Purchase Agreement, which made changes thereto required to obtain regulatory approval. On the Closing Date, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Divestiture was completed. The Divestiture was completed as a result of the reviews by the Federal Trade Commission and the Canadian Competition Bureau of the acquisition of Valspar by Sherwin-Williams.

At the Effective Time, (a) each outstanding Company stock option, restricted stock unit award, performance-based restricted stock unit award and restricted share award granted prior to the date of the Merger Agreement was converted into the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock subject to such award and (ii) the Merger Consideration (in the case of stock options, less the exercise price per share), less any applicable taxes, and (b) each outstanding Company stock option and restricted stock unit award granted after the date of the Merger Agreement was converted into an equivalent award relating to shares of Sherwin-Williams common stock on the terms set forth in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on March 21, 2016 and the terms of which are incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that the NYSE suspend trading of the Common Stock on the NYSE and remove the Common Stock from listing on the NYSE, in each case, prior to market open on the Closing Date. The Company also requested that the NYSE file with the SEC a notification of removal from listing on Form 25 to delist the Common Stock from the NYSE and to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On the Closing Date, in accordance with the Company’s request, the NYSE filed the Form 25 with the SEC.

The Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Common Stock.

The information set forth in the Introductory Note above and in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note above and in Item 1.01, Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note above and in Item 2.01 and Item 5.02 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Pursuant to the Merger Agreement, effective at the Effective Time, each of Ian R. Friendly, Janel S. Haugarth, John M. Ballbach, David Lumley, Jack J. Allen, John S. Bode, Jeffrey H. Curler, Shane D. Fleming, William M. Cook, Gary E. Hendrickson and Mae C. Jemison ceased to be directors of the Company. Additionally, effective as of the Effective Time, John G. Morikis became the sole director of the Company.

Executive Officers

Pursuant to the Merger Agreement, effective at the Effective Time, each of Gary E. Hendrickson, James L. Muehlbauer, Rolf Engh, Howard Heckes and Les Ireland ceased to be executive officers of the Company. Following the Effective Time, the officers of the Company are as follows: John G. Morikis–President, Allen J. Mistysyn–Vice President and Treasurer, Catherine M. Kilbane–Vice President and Secretary, Jeffrey J. Miklich–Vice President and Assistant Treasurer, Michael T. Cummins–Vice President and Assistant Secretary, Stephen J. Perisutti–Vice President and Assistant Secretary and Mary L. Garceau–Vice President and Assistant Secretary.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

At the Effective Time, the Restated Certificate of Incorporation of the Company was amended and restated as set forth in the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Bylaws

Immediately after the Effective Time, the Restated Bylaws of the Company were amended and restated as set forth in the Bylaws that are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of April 28, 2017 and the unaudited pro forma condensed consolidated statements of operation of the Company for the six months ended April 28, 2017 and for the fiscal year ended October 28, 2016, in each case giving pro forma effect to the Divestiture, are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 19, 2016, by and among The Valspar Corporation, The Sherwin-Williams Company and Viking Merger Sub, Inc. (attached as Exhibit 2.1 to the Form 8-K of The Valspar Corporation filed on March 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of The Valspar Corporation.

3.2	Amended and Restated Bylaws of The Valspar Corporation.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VALSPAR CORPORATION

/s/ Allen J. Mistysyn
Name: Allen J. Mistysyn
Title: Vice President and Treasurer

Dated: June 1, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 19, 2016, by and among The Valspar Corporation, The Sherwin-Williams Company and Viking Merger Sub, Inc. (attached as Exhibit 2.1 to the Form 8-K of The Valspar Corporation filed on March 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of The Valspar Corporation.

3.2	Amended and Restated Bylaws of The Valspar Corporation.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.